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                                                                   Exhibit 10.14


                    AMENDMENT TO THE STOCK PURCHASE AGREEMENT

THIS AGREEMENT made the ______ day of February, 1999

BETWEEN:

            STORESONLINE.CQM, LTD., a corporation incorporated under the laws of the Province of Alberta
            (hereinafter called "Purchaser")

                                                               OF THE FIRST PART

                                    - and -

            NETGATEWAY, INC., a corporation incorporated under the laws of the State of Nevada
            (hereinafter called "Netgateway")

                                                              OF THE SECOND PART

                                    - and -

            The persons listed on the signing page hereto
            (hereinafter referred to as the "Selling Stockholders")

                                                               OF THE THIRD PART

      WHEREAS the parties entered into a Stock Purchase Agreement dated as of November 1, 1998 (the "Stock Purchase Agreement") and are desirous of amending the same;

      NOW, THEREFORE, in consideration of the mutual covenants and agreements set forth in this Agreement, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1. Section 1.02 of the Stock Purchase Agreement is hereby replaced with the following:

      "1.02 Purchase Price. The aggregate purchase price for the Shares is $2,600,000 dollars (the "Purchase Price") which shall be payable by the Purchaser's delivery of 371,429 Shares of the Purchaser's Class "B" Common Stock (the "Exchangeable Shares"), which shall be exchangeable into Netgateway Common Stock ("Netgateway Shares") in accordance with the Purchaser's Articles of Incorporation set forth as Exhibit "A" hereto. All the amounts set forth herein shall refer to United States Dollars unless otherwise indicated.

2. Section 1,03 and Schedule I of the Stock Purchase Agreement are hereby amended such that the number of Exchangeable Shares referred to therein is increased to reflect the increase in the total number of' Exchangeable Shares set out in Section 1.02 above. Where a portion of the Exchangeable Shares is referred to that portion shall be increased by the same percentage
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      by which the total number of Exchangeable Shares have been increased.

3.    Section 1 .03 (c) is eliminated in its entirety.

4. Sections 9.01 and 9.02 of the Stock Purchase Agreement are hereby amended such that the fair market value of the Exchangeable Shares is deemed to be $7.00 USD.

5. Section 9.03 of the Stock Purchase Agreement is amended to remove the phrase "the lesser of the ADP or" so it reads "the aggregate fair market value of the Shares, which shall be deemed to be the Purchase Price."

6. Section 10.01 of the Stock Purchase Agreement is amended to eliminate the definition "ADP" in its entirety.

      IN WITNESS WHEREOF, this Agreement has been duly executed and delivered by the duly authorized officer of each party hereto as at the date first above written,


PURCHASER:                              STORESONLINE.COM LTD.,
                                        an Alberta corporation

                                        By: /s/ Donald M. Corliss, Jr.
                                            ------------------------------------
                                            Name: Donald M. Corliss, Jr.
                                            Title: President


NETGATEWAY:                             NETGATEWAY, INC.,
                                        a Nevada corporation

                                        By: /s/ Donald M. Corliss, Jr.
                                            ------------------------------------
                                            Name: Donald M. Corliss, Jr.
                                            Title: President


SELLING STOCKHOLDERS:
                                        /s/ David Rosenvall
                                        ----------------------------------------
                                        David Rosenvall

                                        /s/ Jordi MacDonald
                                        ----------------------------------------
                                        Jordi MacDonald

                                        /s/ Clint McKinlay
                                        ----------------------------------------
                                        Clint McKinlay

                                        /s/ Shawn Abbot
                                        ----------------------------------------
                                        Shawn Abbot
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                                        /s/ Dan Freedman
                                        ----------------------------------------
                                        Dan Freedman

                                        /s/ Cani Services Inc.
                                        ----------------------------------------
                                        Cani Services Inc.

                                        /s/ Gerald W. Moore
                                        ----------------------------------------
                                        Gerald W. Moore

                                        /s/ Ed Warner
                                        ----------------------------------------
                                        Ed Warner


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